Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

This Certificate is being filed pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. This Certification is included solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose. In connection with the accompanying Quarterly Report on Form 10-QSB of PainCare Holdings, Inc. for the quarter ended June 30, 2003, the undersigned hereby certifies in his capacity as an officer of PainCare Holdings, Inc. that to the best of the undersigned’s knowledge:

1.	Such Quarterly Report on Form 10-QSB of PainCare Holdings, Inc. for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-QSB of PainCare Holdings, Inc. for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of PainCare Holdings, Inc.

Date: August 11, 2003	/s/ Randy A. Lubinsky
Randy A. Lubinsky, Chairman,
Chief Executive Officer

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

This Certificate is being filed pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. This Certification is included solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose. In connection with the accompanying Quarterly Report on Form 10-QSB of PainCare Holdings, Inc. for the quarter ended June 30, 2003, the undersigned hereby certifies in his capacity as an officer of PainCare Holdings, Inc. that to the best of the undersigned’s knowledge:

1.	Such Quarterly Report on Form 10-QSB of PainCare Holdings, Inc. for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-QSB of PainCare Holdings, Inc. for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of PainCare Holdings, Inc.

Date: August 11, 2003	/s/ Mark Szporka
Mark Szporka
Chief Financial Officer